Supplemental Information on Oil and Natural Gas Operations (Unaudited) - Capitalized Costs Relating to Oil, Natural Gas and NGL Producing Activities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Oil and natural gas properties
Proved properties	$ 1,538,379	$ 750,492
Unproved properties	1,089,954	1,126,459
Total oil and natural gas properties	2,628,333	1,876,951
Accumulated depreciation, depletion, amortization and impairment	(230,836)	(78,307)
Oil and natural gas properties, net	$ 2,397,497	$ 1,798,644